UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

___________

NII HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32421	91-1671412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10700 Parkridge Boulevard, Suite 600	20191
Reston, Virginia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 18, 2005, we issued a press release announcing the final completion of the 800 MHz auction in Mexico. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description
99.1	Press Release dated March 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

Dated: March 18, 2005	By: /s/ Robert J. Gilker

Robert J. Gilker
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 18, 2005